UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 5, 2007


                                LNB BANCORP, INC.
             (Exact name of registrant as specified in its charter)


       Ohio                         0-13203                  34-1406303
(State or other jurisdiction      (Commission              (IRS Employer
of incorporation)                 File Number)           Identification No.)

           457 Broadway, Lorain, Ohio                        44052-1769
    (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (440) 244-6000


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            Effective March 5, 2007, the Board of Directors of LNB Bancorp, Inc. (the "Company") appointed Sharon L. Churchill, CPA, the Company's Controller and Principal Accounting Officer, to the position of Chief Financial Officer of the Company, making her the Company's Principal Financial Officer for Securities and Exchange Commission ("SEC") reporting purposes. Ms. Churchill will also continue to serve as the Company's Principal Accounting Officer.

            Ms. Churchill, 52 years old, joined the Company in November 2005 as Controller. She was appointed Principal Accounting Officer in April 2006. Prior to joining the Company, Ms. Churchill served as Controller and Assistant Vice President and Corporate Secretary for Tele-Communications, Inc. ("TCI") of Brook Park, Ohio from 1988 to 2005, where she was responsible for all areas of accounting, human resources and administrative operations. Prior to her role at TCI, Ms. Churchill worked for Union National Mortgage Co. of Middleburg Heights, Ohio as a staff accountant. A Certified Public Accountant, Ms. Churchill graduated from Baldwin Wallace College.

            Also effective March 5, 2007, the Board of Directors appointed Terry
M. White to the position of Chief Operating Officer of the Company. Mr. White had previously served as Chief Financial Officer of the Company.

            Mr. White, age 49, joined the Company as Chief Financial Officer in April 2002. Prior to joining the Company, Mr. White was a Senior Vice President of Austin Associates, LLC, an investment banking, strategic consulting and financial management services firm. Mr. White entered into an employment agreement with the Company upon joining it in 2002, the terms of which have been previously disclosed in the Company's Form 10-K and proxy statement filings and which is included as Exhibit 10(k) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

            There are no family relationships between Ms. Churchill or Mr. White and any director or executive officer of the Company or person nominated by the Company to become a director or executive officer. There are no transactions in which Ms. Churchill or Mr. White have an interest that are required to be disclosed under Item 404(a) of Regulation S-K.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.


                                   LNB BANCORP, INC.
Date: March 5, 2007
                                   By:  /s/ Sharon L. Churchill
                                   ----------------------------

                                        Sharon L. Churchill
                                        Chief Financial Officer